ING Separate Portfolios Trust

ING SPorts Core Fixed Income Fund (“Fund”)

Supplement dated October 16, 2009

to the Fund’s Prospectus dated July 31, 2009

Effective October 1, 2009, Karen Cronk and Luis Olguin replaced Christine Hurtsellers as co-portfolio managers to the Fund. The Fund’s Prospectus is amended as follows:

1.             All references to Christine Hurtsellers are hereby deleted.

2.                                       The first paragraph of the section entitled “Management of the Funds –Adviser – ING Sports Core Fixed Income Fund” found on page 13 of the Prospectus is hereby deleted and replaced with the following:

The following individuals are jointly responsible for the day-to-day management of ING SPorts Core Fixed Income Fund.  Mr. Kilbride solely managed the Fund from May 2007 to January 2009 and has co-managed the Fund since January 2009. Ms. Cronk and Mr. Olguin have co-managed the Fund since October 2009.

3.                                       The following paragraphs are added to the section entitled “Management of the Funds – Adviser – ING Sports Core Fixed Income Fund” found on page 13 of the Prospectus:

Ms. Cronk is a Senior Portfolio Manager providing leadership in the determination of portfolio strategy and structure. She is also responsible for implementing the portfolio construction and trading strategies. Additionally, she manages the fixed income group’s analytics and modeling. Ms. Cronk joined ING Investment Management’s predecessor firm in February of 1995. Previously, Ms. Cronk was a senior portfolio manager at Bankers Trust with responsibility for managing short-term portfolios, focusing on the goals and guidelines of institutional accounts, including pension plans, corporate treasuries, endowments and public funds. While at Bankers Trust, Ms. Cronk was a leader in the design and development of a customized client reporting system. Previously, she was the operations manager of a short-term management group at Chemical Bank.

Mr. Olguin, CFA, is a Portfolio Manager with the ING Fixed Income Managed Accounts team. Mr. Olguin’s primary focus is to contribute to the portfolio construction process through credit research, relative value analysis and portfolio management of the strategies’ credit exposures. Mr. Olguin joined ING Investment Management in 2002 as an analyst in investment grade corporate bonds. His background included a variety of credit roles with ING’s Institutional Fixed Income team in Atlanta covering investment grade, high yield and synthetic credit investments for both the public and private corporate universe. Most recently, he worked for the ING Private Placements group as an analyst in charge of new deal origination and supervision for the oil & gas, basic materials and industrial sectors. Additionally, he was a Portfolio Manager for the ING Midstream Energy team where he was responsible for supporting investment origination capabilities, debt capital markets analysis, macro sector research and portfolio management for the public equity portfolio.

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ING Separate Portfolios Trust

ING SPorts Core Fixed Income Fund (“Fund”)

Supplement dated October 16, 2009

to the Fund’s Statement of Additional Information (“SAI”) dated July 31, 2009

Effective October 1, 2009, Karen Cronk and Luis Olguin replaced Christine Hurtsellers as co-portfolio managers to the Fund. The Fund’s SAI is amended to reflect the following:

1.                                       All references to Christine Hurtsellers are hereby deleted and replaced with Karen Cronk and Luis Olguin.

2.                                       The tables in the sections entitled “Portfolio Managers - ING SPorts Core Fixed Income Fund and ING SPorts International Fixed Income Fund – Other Managed Accounts” and “Portfolio Managers – ING SPorts Core Fixed Income Fund and ING SPorts International Fixed Income Fund – Ownership of Securities” found on page 60 and page 62, respectively are amended to include the following:

Other Accounts Managed

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets	Number of Accounts(1)	Total Assets	Number of Accounts(1)	Total Assets
Luis Olguin (2)	1	$6,042,710	0	0	3,111	$2,116,341,254
Karen Cronk (2)	1	$6,042,710	0	0	3,111	$2,116,341,254

(2)          As of September 30, 2009

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Karen Cronk(1)	Sports Core Fixed Income	$0
Luis Olguin (1)	Sports Core Fixed Income	$0

(1)          As of September 30, 2009

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